EARNINGS (LOSS) PER SHARE (Tables)	12 Months Ended
Dec. 31, 2021
Net loss per share:
Schedule of the Computation of Basic and Diluted Net Earnings (Loss) per Share
	Year ended December 31,
	2021	2020	2019
Numerator:
Net loss	$(15,040)	$(9,348)	$(8,659)

Denominator:
Weighted average number of shares outstanding used in computing basic and diluted net loss per share	36,050,540	35,007,201	34,250,582

Basic and diluted net loss per share	$(0.42)	$(0.27)	$(0.25)